TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated August 18, 2025

to the

Prospectus Dated May 1, 2025

This Supplement updates certain information in the above referenced Prospectus (“the Prospectus”). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

I. The Cover Page of the Prospectus, the Risk of Loss section of the Prospectus, and the Purchase section of the Prospectus are hereby amended to reflect that upon cancellation, the amount refunded will generally be the return of premium payments less prior withdrawals unless a different amount is required by law.

II. Appendix D State Variations is hereby deleted and replaced with the following:

APPENDIX D

STATE VARIATIONS

The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Policies we issue. References to certain state’s variations do not imply that we actually offer Policies in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders. The Company will amend this prospectus upon notification of any additional variations received from one or more state insurance departments.

California. The Policy may be canceled by returning the policy form. A refund of Policy Value will be paid within 30 days from the date notice of cancellation was received and refund will include any fees or charges. Owners age 60 or above have a 30 day right to cancel period. Owners age 60 or above also have the option to elect immediate investment in investment options of their choice, and receive Policy Value if they cancel; or, they may allocate the initial premium payment to the Fixed Holding Account for 35 calendar days at the end of which the Policy Value is moved to the investment options of their choice, and they would receive return of premium if they cancel.

No Nursing Care and Terminal Condition Waiver or Unemployment Waiver.

The minimum amount that will be paid on Surrender is equal to the sum of (1) and (2), where: (1) is the Fixed Account portion of the Minimum Required Cash Value, equal to the greater of (a) and (b), where: (a) equals 87.5% of premiums and transfers to the Fixed Account and Fixed Holding Account, less prior requested withdrawals and transfers from the Fixed Account and Fixed Holding Account, less a $50 deduction at the beginning of each Policy Year, all accumulated at the Minimum Nonforfeiture Interest Rate; and (b) equals the present value of the Fixed Account and Fixed Holding Account portions of the maturity value of the paid up annuity benefit which would be provided at maturity. (2) is equal to the Index Account portion of the Policy Value less the surrender charge attributable to the Index Account(s).

Florida. Owners have a 21 day right to cancel period and will receive Policy Value. The Annuity Commencement Date is not allowed until after the first Policy Anniversary. If the Company defers payments or transfers from the Policy, the interest rate will be the Moody’s Corporate Bond Yield Average – Monthly Average Corporate as of the date the request or claim is received. The service charge will be deducted from the Policy Value’s earnings, if available.

Oregon. A Fixed Account will always be offered. The unemployment waiver is not available. No Premium Tax assessed. The guaranteed minimum effective annual interest rate is 1.00%. Deferment of annuity payments is not permitted.

South Carolina. During the right to cancel period, the Owner will receive Policy Value for replacement policies.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.